Pacer BlueStar Engineering the Future ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Consumer Discretionary - 1.0%
Denso Corp.	1,972	$27,396

Energy - 0.2%
Oceaneering International, Inc. (a)	182	5,478

Health Care - 0.6%
BICO Group AB (a)	9,060	17,655

Industrials - 31.4% (b)
3D Systems Corp. (a)	53,147	119,049
Amada Co. Ltd.	513	6,583
ANDRITZ AG	107	9,292
ATS Corp. (a)	171	4,867
Daifuku Co. Ltd.	402	14,432
Emerson Electric Co.	480	70,541
FANUC Corp.	695	28,244
IMI PLC	310	11,750
Kadant, Inc.	16	5,137
Konecranes Oyj	100	11,819
Krones AG	33	5,331
Lincoln Electric Holdings, Inc.	57	15,125
Nano Dimension Ltd. - ADR (a)	67,265	119,732
Proto Labs, Inc. (a)	4,057	213,601
Rockwell Automation, Inc.	96	40,478
Stratasys Ltd. (a)	20,023	214,246
Symbotic, Inc. (a)	91	4,948
UBTech Robotics Corp. Ltd. - Class H (a)	500	8,957
Yaskawa Electric Corp.	273	8,698
		912,830

Information Technology - 66.8% (b)
Advantest Corp.	325	53,735
Amkor Technology, Inc.	127	6,138
Applied Materials, Inc.	644	207,574
Argo Graphics, Inc.	4,460	41,605
ASM International NV	44	37,154
ASML Holding NV	190	270,370
Autodesk, Inc. (a)	710	179,538
Axcelis Technologies, Inc. (a)	56	4,932
Azbil Corp.	712	6,217
BE Semiconductor Industries NV	82	16,047
Belden, Inc. (c)	52	6,110
Bentley Systems, Inc. - Class B	1,994	70,029
Camtek Ltd. (a)(c)	51	7,473
Dassault Systemes SE	4,465	123,340
Disco Corp.	81	34,755
Keyence Corp.	197	72,077
KLA Corp.	96	137,082
Kokusai Electric Corp.	206	8,547
Kulicke & Soffa Industries, Inc.	102	5,848
Lam Research Corp.	1,004	234,394
Lasertec Corp.	92	21,703
Materialise NV - ADR (a)	5,927	32,658
Nemetschek SE	807	70,996
Nova Ltd. (a)(c)	26	11,904
Omron Corp.	268	6,805
Onto Innovation, Inc. (a)(c)	56	11,315
PTC, Inc. (a)	682	106,481
Renishaw PLC	103	5,371
SCREEN Holdings Co. Ltd.	103	13,127
Teradyne, Inc.	135	32,542
Tokyo Electron Ltd.	338	90,515
Tokyo Seimitsu Co. Ltd.	70	6,330
Yokogawa Electric Corp.	266	8,842
		1,941,554
TOTAL COMMON STOCKS (Cost $2,301,213)		2,904,913

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	34,540	34,540
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $34,540)		34,540

TOTAL INVESTMENTS - 101.2% (Cost $2,335,753)		2,939,453
Liabilities in Excess of Other Assets - (1.2)%		(33,957)
TOTAL NET ASSETS - 100.0%		$2,905,496

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $31,848.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer BlueStar Engineering the Future ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,904,913	$–	$–	$2,904,913
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	34,540
Total Investments	$2,904,913	$–	$–	$2,939,453

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $34,540 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.